                        POWER OF ATTORNEY OF DIRECTOR
                        -----------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1996 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 1997.
     ----        --------



                                             /s/ Cathleen P. Black
                                             -------------------------
                                                     Director

                                              CATHLEEN P. BLACK

                        POWER OF ATTORNEY OF DIRECTOR
                        -----------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1996 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 1997.
     ----        --------



                                             /s/ Harold Brown
                                             -------------------------
                                                     Director

                                              HAROLD BROWN

                        POWER OF ATTORNEY OF DIRECTOR
                        -----------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1996 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 1997.
     ----        --------



                                             /s/ Dormann
                                             -------------------------
                                                     Director

                                              JUERGEN DORMANN

                        POWER OF ATTORNEY OF DIRECTOR
                        -----------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1996 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 1997.
     ----        --------



                                             /s/ Louis V. Gerstner, Jr.
                                             -------------------------
                                             Louis V. Gerstner, Jr.
                                             Chairman of the Board
                                             and Chief Executive Officer

                        POWER OF ATTORNEY OF DIRECTOR
                        -----------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1996 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 1997.
     ----        --------



                                             /s/ Nannerl O. Keohane
                                             -------------------------
                                                     Director

                                              NANNERL O. KEOHANE

                        POWER OF ATTORNEY OF DIRECTOR
                        -----------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1996 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 1997.
     ----        --------



                                             /s/ Charles F. Knight
                                             -------------------------
                                                     Director

                                              CHARLES F. KNIGHT

                        POWER OF ATTORNEY OF DIRECTOR
                        -----------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1996 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 1997.
     ----        --------



                                             /s/ Lucio A. Noto
                                             -------------------------
                                                     Director

                                              LUCIO A. NOTO

                        POWER OF ATTORNEY OF DIRECTOR
                        -----------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1996 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 1997.
     ----        --------



                                             /s/ John B. Slaughter
                                             -------------------------
                                                     Director

                                               JOHN B. SLAUGHTER

                        POWER OF ATTORNEY OF DIRECTOR
                        -----------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1996 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 1997.
     ----        --------



                                             /s/ Alex Trotman
                                             -------------------------
                                                     Director

                                               ALEX TROTMAN

                        POWER OF ATTORNEY OF DIRECTOR
                        -----------------------------

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of International Business Machines Corporation, a New York corporation, which will file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Law, an Annual Report for 1996 on Form 10-K, hereby constitutes and appoints Louis V. Gerstner, Jr., G. Richard Thoman, Lawrence R. Ricciardi, John R. Joyce, Jeffrey D. Serkes, and John E. Hickey his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign said 10-K Annual Report and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 25th day of February, 1997.
     ----        --------



                                             /s/ Charles M. Vest
                                             -------------------------
                                                     Director

                                                 CHARLES M. VEST